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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Baker Hughes Incorporated on Form S-8 of our report dated February 18, 1998 (March 9, 1998 with respect to Note N), included in the Annual Report on Form 10-K, as amended, of Western Atlas Inc. for the year ended December 31, 1997.


DELOITTE & TOUCHE LLP

Houston, Texas
August 24, 1998